EXHIBIT 32

                        CERTIFICATION OF CHIEF EXECUTIVE
                                   OFFICER AND
                             CHIEF FINANCIAL OFFICER
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

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                                                                      Exhibit 32

                            Certification pursuant to
                             18 U.S.C. Section 1350,
                             as adopted pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002

Richard P. McStravick, President and Chief Executive Officer and Anthony J. Fabiano, Chief Financial Officer of Sound Federal Bancorp, Inc. (the "Company") each certify in his capacity as an officer of the Company that he has reviewed the annual report of the Company on Form 10-K for the fiscal year ended March 31, 2005 and that to the best of his knowledge:

      (1) the report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

      (2) the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

The purpose of this  statement  is solely to comply  with Title 18,  Chapter 63,
Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002.

June 10, 2005                           /s/ Richard P. McStravick
-------------                           ------------------------------------
Date                                    President and Chief Executive Officer

June 10, 2005                           /s/ Anthony J. Fabiano
-------------                           ------------------------------------
Date                                    Chief Financial Officer